January 6, 2005
DREYFUS TAXABLE BOND FUNDS
Supplement to the Current Prospectuses

The Dreyfus Corporation anticipates that on or about January 21, 2005, it will present to the Fund's Board of Directors a proposal to appoint new primary and secondary portfolio managers for the Fund. If approved by the Fund's Board, it is anticipated that the change would become effective on or about January 28, 2005. The Fund’s current portfolio managers will continue to manage the Funds until such time.

This proposal would be one of a series of proposals to be made with respect to Dreyfus's family of taxable bond funds. The portfolio managers to be proposed for appointment are investment professionals employed with Standish Mellon Asset Management, an affiliate of The Dreyfus Corporation, who also would be employed with Dreyfus.